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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 24 , 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                       FOUR CORNERS FINANCIAL CORPORATION
                ------------------------------------------------
             (Exact Name of registrant as specified in its charter)

             New York                                       0-8628
   -------------------------------              ------------------------------
     State or other jurisdiction                    Commission File Number

                                   22-2044086
                      ------------------------------------
                             IRS Employer ID Number

                   370 East Avenue, Rochester, New York 14604
                  --------------------------------------------
                     (Address of Principal Executive Offices

                                 (716) 454-2263
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




              The Exhibit Index is located at Page 6 of this Report


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                                     - 2 -



ITEM 1:  CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 23, 1999, Bonadio & Co., LLP resigned as the principal accountant to audit the Registrant's financial statements, specifically with respect to the audit of the Registrant's financial statements for its fiscal year ended December 31, 1998.

         Bonadio & Co., LLP's report on the Registrant's financial statements for either of the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change the Registrant's principal accountant was mandated by the Staff of the Securities and Exchange Commission and was formally approved by the Registrant's Board of Directors.

         During the Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with Bonadio & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         During the Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation, there were no "reportable events" as such term is defined in Item 304(a)(1)(v)(A)-(D) and Item 304(a)(2)(A)-(D) of Regulation S-K.


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                                     - 3 -



         On March 15, 1999, the Registrant engaged Freed Maxick Sachs & Murphy, PC as its new principal accountant to audit the Registrant's financial statements, specifically its financial statements for its fiscal year ended December 31, 1998.

         The letter of Bonadio & Co., LLP, dated March 24, 1999, stating that such firm is in agreement with the response to Item 304(a) of Regulation S-K as set forth in this Current Report (Form 8-K) is hereby filed as an exhibit to this Current Report.

ITEM 5:  OTHER EVENTS

         None

ITEM 6:  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

                  A.       Financial Statement of Business Acquired

                           Not Applicable

                  B.       Pro Forma Financial Information

                           Not Applicable

                  C.       Exhibits

                           The following Exhibits, as applicable, are attached
to this Current Report (Form 8-K). The Exhibit Index is found on the page immediately succeeding the signature page and the Exhibits follow on the pages immediately succeeding the Exhibit Index.


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                                     - 4 -



                           1.       Underwriting Agreement

                                    Not Applicable

                           2. Plan of acquisition, reorganization, arrangement, liquidation or succession

                                    Not Applicable

                           4. Instruments defining the rights of security holders, including debentures

                                    Not Applicable

                           16.      Letter re: change in certifying accountant

                                    16.1    Letter of Bonadio & Co., LLP dated
                                            March 23, 1999 resigning as
                                            Registrant's principal accountant

                                    16.2    Letter of Bonadio & Co., LLP dated
                                            March 24, 1999 expressing agreement
                                            with the statements made in the
                                            Registrant's Current Report (Form
                                            8-K).

                           17.      Letter re: director resignation

                                    Not Applicable

                           20. Other documents or statements to security holders

                                    Not Applicable

                           24.      Consents of experts and counsel

                                    Not Applicable

                           25.      Power of Attorney

                                    Not Applicable

                           27.      Financial Data Schedule

                                    Not Applicable

                           99.      Additional Exhibits

                                    99.1    February 4, 1999 letter of the Staff
                                            of Securities and Exchange
                                            Commission mandating change in
                                            principal accountant

                                    99.2    Letter of March 15, 1999 engaging
                                            Freed Maxick Sachs & Murphy, PC as
                                            the Registrant's principal
                                            accounting firm.

ITEM 8:  CHANGE IN FISCAL YEAR

         Not Applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 1999                 FOUR CORNERS FINANCIAL CORPORATION



                                       By: /s/ Frank B. Iacovangelo
                                          -------------------------------------
                                         Frank B. Iacovangelo
                                         President, Treasurer (Chief Executive
                                         Officer and Chief Financial Officer)

Dated:  March 24, 1999                 By: /s/ William S. Gagliano
                                          -------------------------------------
                                          William S. Gagliano
                                          Executive Vice President and Chief
                                          Accounting Officer




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                                     - 6 -



                                INDEX TO EXHIBITS

                                                                           Page

 1.      Underwriting Agreement                                             N/A

 2.      Plan of acquisition, reorganization,                               N/A
         arrangement, liquidation or succession

 4.      Instruments defining the rights of security                        N/A
         holders, including debentures

16.      Letter re: change in certifying accountant

         16.1     Letter of Bonadio & Co., LLP dated                          7
                  March 23, 1999 resigning as
                  Registrant's principal accountant

         16.2     Letter of Bonadio & Co., LLP dated                          8
                  March 24, 1999 expressing agreement
                  with the statements made in the Registrant's
                  Current Report (Form 8-K).

17.      Letter re: director resignation                                    N/A

20.      Other documents or statements to security holders                  N/A

24.      Consents of experts and counsel                                    N/A

25.      Power of Attorney                                                  N/A

27.      Financial Data Schedule                                            N/A

99.      Additional Exhibits

         99.1     February 4, 1999 letter of the Staff of                     9
                  Securities and Exchange Commission
                  mandating change in principal accountant

         99.2     Letter of March 15, 1999 engaging                          12
                  Freed Maxick Sachs & Murphy, PC
                  as the Registrant's principal accounting firm.